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Supervisory Capital Assessment Program
Results and Information
May 7, 2009
• The SCAP scenarios do not constitute a forecast or otherwise reflect Fifth Third’s outlook for 2009 or 2010 expected results.
– This assessment was a "what-if" exercise intended to help supervisors gauge the extent of additional capital needs across a range of potential economic outcomes.
– Results reflect a requirement to change the composition of capital to build a buffer under an economic scenario that is more adverse than expected.
• Please refer to the cautionary statement on page 9, which contains important information regarding certain forward-looking information and risk factors related to current and future results.
Exhibit 99.2

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Summary –
Supervisory Capital Assessment Program (SCAP)
Fifth Third does not require additional overall capital; Fifth Third is committed to improve composition of capital
— Fifth Third committed to strengthen Tier 1 common equity by a net amount of $1.1 billion
– Pending processing joint venture reduced requirement by $1.6 billion
– $1.2 billion in expected Tier 1 common equity benefit in 2Q09
– $0.4 billion in absorption of assumed disallowed deferred tax assets related to future assumed losses under the more adverse scenario through December 2010
– $0.1 billion in pre-provision net revenue (PPNR) reduction under SCAP assessment, largely reflecting previously disclosed effect of $92 million in one-time items reducing PPNR in 1Q09
– Gross requirement of $2.6 billion before inclusion of above items
— Tier 1 capital and total capital ratios expected to remain well above regulatory well-capitalized thresholds and above
Fifth Third target levels even under more adverse scenarios and without reflecting the benefit of further capital actions
– Tier 1 common equity ratio currently expected to remain well above 4% under more likely conditions
Fifth Third does not expect to access additional government capital programs
— Variety of private market options available to increase Tier 1 common equity
— As soon as practicable and subject to regulatory approval, Fifth Third expects to redeem Capital Purchase Program
(CPP) preferred stock determined to be in excess of our Tier 1 target range of 8%-9%
Fifth Third has pro-actively addressed capital
— In June 2008, Fifth Third established a capital plan based on the possibility that 2009 economic conditions and loan losses could be worse than 2008 expectations. We have since acted to implement all three elements of the plan –
raising $1.1 billion of convertible preferred equity, reducing our common stock dividend, and agreeing to partner with
Advent International to create a processing joint venture
— Fifth Third’s 1Q09 credit results and current 2Q09 expectations both reflect significantly better Tier 1 common equity and loan loss experience than assumed under the more adverse scenario for 1H09
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.

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SCAP objectives and methodology
Designed to evaluate the level and quality of capital to be maintained over specified economic scenarios through 2010
Capital standards applied consistently to all banks
— Measured against existing regulatory capital standards as well as a new standard, “Tier 1 common equity,” determined to be 4% of risk-weighted assets
— Tier 1 common equity defined as Tier 1 capital, less preferred stock, qualifying trust preferred stock and other capital elements less pertinent to Fifth Third; also excludes deferred tax assets that do not meet Tier 1 guidelines
SCAP methodology
— Forward looking process to evaluate 2009, 2010 resources to absorb losses, loan losses and ending reserve for loan losses using the following macroeconomic assumptions
— Loan pool loss factors were compared with government guidance
— Losses absorbed by: pre-provision net revenue (PPNR), reserve for loan and lease losses, existing Tier 1 common equity and activities benefiting capital not reflected in 1Q09 results
Fifth Third believes it is further along than many peers in loss recognition, given early loss experience in our geographies and aggressive actions including our fourth quarter 2008 credit actions, which we expect to be reflected in lower future potential for loss
— SCAP white paper: “While…approach likely captures the bulk of the losses that might be realized on these assets, it is important to note that it does not include the substantial losses that have already been taken.”
— Fifth Third believes the losses it and supervisors assumed for the more adverse scenario were very conservative and unlikely to occur
2009 2010 2009 2010
Unemployment 8.4% 8.8% 8.9% 10.3%
Real GDP growth (2.0%) 2.1% (3.3%) 0.5%
Housing prices (14%) (4%) (22%) (7%)
Baseline scenario More adverse scenario
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.

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SCAP disclosure table: Fifth Third
At December 31, 2008 $ Billions As % of RWA
Tier 1 Capital $11.9 10.6%
Tier 1 Common Equity $4.9 4.4%
Risk-Weighted Assets $112.6
Memo: UST Preferred Equity $3.4
Estimated for 2009 and 2010 for the More Adverse Scenario $ Billions As % of loans $ Billions
As annualized
% of loans $ Billions
As annualized
% of loans
Total Estimated Losses (Before purchase accounting adjustments) $9.1 $1.6 3.7% $1.1 2.7%
First Lien Mortgages $1.1 10.3% $0.2 4.4%
Second/Junior Lien Mortgages $1.1 8.7% $0.2 2.8%
Commercial and Industrial Loans $2.8 11.0% $0.4 3.5%
Commercial Real Estate Loans $2.9 13.9% $0.5 4.8%
Credit Card Loans $0.4 22.3% $0.1 7.3%
Securities (AFS and HTM) $0.05 NA NA
Trading & Counterparty NA NA NA
Other $0.9 NA $0.2 2.2%
Memo: Purchase Accounting Adjustments NA
Resources Other Than Capital to Absorb Losses $5.5
SCAP Buffer Added for More Adverse Scenario
(SCAP Buffer is defined as additional Tier 1 common/contingent common)
Indicated SCAP buffer as of December 31, 2008 $2.6
Less: Capital Actions and Effects of Q1 2009 Results $1.5
SCAP Buffer $1.1
1H09 more adverse scenario 1H09 actual/forecast
Supplementary information regarding Fifth Third's submission
Supervisory Capital Assessment Program
Estimates for Fifth Third Bancorp for the More Adverse Economic Scenario
Fifth Third Bancorp
More Adverse Scenario
The estimates below represent a hypothetical "what-if" scenario that involves an economic outcome that is more adverse than expected. These estimates are not forecasts of expected losses or revenues.
• Includes assumed ending 2010 allowance of 3% of loans
• Benefit from processing joint venture: $1.6 billion
– Tier 1 common equity benefit from closing of transaction: $1.2 billion
– Absorption of assumed disallowed deferred tax assets under more adverse scenario: $0.4 billion
• Negative effect of previously disclosed one-time items reducing PPNR:
($0.1 billion)
(1) Includes other consumer and non-consumer loans and miscellaneous commitments and obligations
(2) Resources to absorb losses include pre-provision net revenue less the change in the allowance for loans and lease losses
(3) Capital Actions include completed or contracted transactions since Q4:2008
Note: Numbers may not sum due to rounding
• Fifth Third’s forecast losses through
1H09 – one-quarter of the
assessment period –represent only
12% of losses assumed under
SCAP more adverse scenario for
two-year period
• Fifth Third does not expect loan
loss rates to approach levels
indicated under the SCAP more
adverse scenario
(a) Represents Fifth Third’s assumed losses for 1H09 under SCAP economic assumptions provided for more adverse scenario. Supervisory estimates of more adverse scenario losses were not allocated by period.
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.
2
3
(a)
1

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Capital planning assumptions
$1.1 billion of incremental Tier 1 common equity, required to bring Tier 1 common equity ratio to 4% under more adverse scenario
— Regulatory capital levels would remain well above “well-capitalized” levels
Institutions have six months to achieve capital commitment through private market transactions or through contingent common equity provided by the U.S. Treasury
— Capital requirement of $1.1 billion expected to be met by private market alternatives available to Fifth
Third
Mandatory convertible preferred security is available to bank holding companies as a backstop to private alternatives
— If necessary, institutions have until November 9, 2009 to utilize this program to provide backstop to private capital activities
— Instrument provided to eligible banking organizations would be in the form of preferred stock that is convertible into common equity
— Fifth Third does not currently expect to issue this instrument and, if issued, would not expect it to convert during two-year par purchase period under the expectation that the more adverse scenario is not likely
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.

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Tier 1 common equity private market alternatives
A number of viable private market alternatives are available that, if pursued and successful, would provide sources for increasing Tier 1 common equity
— Currently expect results to be significantly better than assumed under the more adverse scenario, which we expect to further support ability to address capital improvement opportunities in the future, including future repayment of CPP preferred stock
— Actions will be evaluated in the context of Fifth Third’s expected financial results, effect on financial results, internal capital targets, and regulatory capital standards
Potential available options include:
— Sale of certain non-strategic assets
– Unrecognized gains in shares held in publicly traded companies
– Sale of available-for-sale securities with current unrealized gains
— Transactions involving issuance of cash, common stock or other securities in exchange for outstanding securities of Fifth Third
– E.g., Series G convertible preferred shares, trust preferred shares, subordinated debt
– Pursuing such transactions will be based upon market conditions, the price of the securities issued or redeemed, the amount of such securities that may be redeemed for a mutually acceptable price, and other factors including the cost and dilution of such actions and potential regulatory approval requirements
Potential dilution expected to be moderate
— To the extent common stock is utilized, current expectations would be for such activities to result in an incremental potential increase to Fifth Third’s common share count of up to 50-100 million shares* (not including the effect of any conversion of shares of a maximum 96 million shares at a price of $11.575 that already underlie Series G convertible preferred stock)
* Based on May 6, 2009 closing price of $5.28
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.

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Capital targets
Expect to exceed 4% minimum Tier 1 common ratio for as long as the standard may apply
— Expect Tier 1 common to remain above 5% throughout 2009, without including the effect of our capital actions
Establishing tangible common equity to risk-weighted assets (TCE/RWA) target of 5-6%
— Excludes unrealized securities gains and losses; includes GAAP deferred tax assets
— Expect TCE/RWA to remain above 5% throughout 2009, without including the effect of our capital actions
Withdrawing target for tangible equity to tangible assets ratio given its reduced relevance with respect to evolving market expectations and regulatory standards
Fifth Third capital targets, current capital levels and assumed capital levels under the SCAP more adverse scenario:
* JV: pro forma for processing joint venture expected to close in 2Q09
** Before effect of capital actions in next six months
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.
"Well-capitalized"
minimum Target 3/31/09 (JV*)
SCAP more adverse
scenario 2010**
Effect of capital
actions in next
six months
Tier 1 common equity ratio >4% >4%        4.5%  (5.5%) 3.1% ~+1%
TCE/RWA NA 5% - 6%  4.5%  (5.5%) 3.2% ~+1%
Tier 1 capital 6% 8% - 9%        10.9%  (11.9%) 9.4% minimal change
Total capital 10% 11.5% - 12.5%        15.1%  (16.0%) 13.6% minimal change

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Reg G reconciliation
This ratio has been included to facilitate a greater understanding of Fifth Third's capital structure and financial condition.
3/31/2009
Total shareholders' equity (GAAP) $12,102
Less: Preferred stock (GAAP) $4,252
Less: Goodwill (GAAP) $2,623
Less: Intangible Assets (GAAP) $154
Less: Accumulated other comprehensive income (GAAP) $151
Tangible Common Equity excluding unrealized gains/losses $4,922
Risk-Weighted Assets $109,087
Tangible Common Equity (excluding unrealized gains/losses) / Risk-Weighted Assets 4.51%
These scenarios do not constitute forecasts. Please refer to cautionary statement regarding forward looking statements on page 9.

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Cautionary statement
This report may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “scenario,”
“objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,”
“may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third does business are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins;
(5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect
Fifth Third or the businesses in which it is engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth
Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in combining the operations of acquired entities; (21) lower than expected gains related to any potential sale of businesses; (22) the failure to consummate the sale of a majority interest in Fifth Third’s merchant acquiring and financial institutions processing business (the “Processing Business”) or difficulties in separating the Processing Businesses from Fifth Third; (23) loss of income from any potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (24) ability to secure confidential information through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the
Bancorp's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the United States Securities and Exchange
Commission (SEC) and in certain quarterly and current reports on Form 10-Q and Form 8-K subsequently filed with the SEC. Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.